THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                                        SEGMENT DATA
                                                        ------------
                                                        (UNAUDITED)
                                                        -----------





                                                        Three Months Ended                           % Change From
                                        -------------------------------------------------      ---------------------------
                                        February 28,       February 28,       November 30,     February 28,    November 30,
                                           2003               2002               2002              2002            2002
                                        -----------        -----------        -----------      -----------     -----------
                                                          (In thousands)
NET REVENUES

Capital Markets
       Institutional Equities           $   276,461        $   245,486        $   282,411           12.6%         (2.1%)
       Fixed Income                         791,217            548,194            463,908           44.3%         70.6%
       Investment Banking                   187,764            143,750             93,309           30.6%        101.2%
                                        -----------        -----------        -----------
  Total Capital Markets                   1,255,442            937,430            839,628           33.9%         49.5%

Global Clearing Services                    175,778            204,911            180,293          (14.2%)        (2.5%)
Wealth Management                           115,585            123,211            124,462           (6.2%)        (7.1%)
Other (1)                                   (31,371)           (26,374)           (17,375)         (18.9%)       (80.6%)
                                        -----------        -----------        -----------
             Total net revenues         $ 1,515,434        $ 1,239,178        $ 1,127,008           22.3%         34.5%
                                        ===========        ===========        ===========


PRE-TAX INCOME

Capital Markets                         $   465,919        $   273,593        $   251,460           70.3%         85.3%
Global Clearing Services                     52,150             77,232             55,590          (32.5%)        (6.2%)
Wealth Management                             5,719              1,780              4,357          221.3%         31.3%
Other (1)                                   (98,589)           (79,078)           (38,627)         (24.7%)      (155.2%)
                                        -----------        -----------        -----------
             Total pre-tax income       $   425,199        $   273,527        $   272,780           55.5%         55.9%
                                        ===========        ===========        ===========



(1)Other is comprised of consolidation/elimination entries, unallocated revenues (predominantly interest) and certain corporate administrative functions, including certain legal costs and costs related to the Capital Accumulation Plan for Senior Managing Directors ("CAP Plan").

Note: Certain reclassifications have been made to prior period amounts to conform to the current period's presentation.

                                               THE BEAR STEARNS COMPANIES INC.
                                               -------------------------------
                                              CONSOLIDATED STATEMENTS OF INCOME
                                              ---------------------------------
                                                        (UNAUDITED)
                                                        -----------


                                                                        Three Months Ended                      % Change From
                                                            ------------------------------------------   ---------------------------
                                                            February 28,   February 28,   November 30,   February 28,   November 30,
                                                                2003           2002          2002            2002          2002
                                                            ------------   ------------   ------------   ------------   ------------
                                                          (In thousands, except share and per share data)
REVENUES
    Commissions                                             $    241,915   $    264,657   $    276,048       (8.6%)       (12.4%)
    Principal transactions                                       968,464        660,750        614,366       46.6%         57.6%
    Investment banking                                           167,583        151,894         81,236       10.3%        106.3%
    Interest and dividends                                       434,159        598,633        505,351      (27.5%)       (14.1%)
    Other income                                                  25,794         42,210         43,870      (38.9%)       (41.2%)
                                                            ------------   ------------   ------------
       Total revenues                                          1,837,915      1,718,144      1,520,871        7.0%         20.8%
    Interest expense                                             322,481        478,966        393,863      (32.7%)       (18.1%)
                                                            ------------   ------------   ------------
       Revenues, net of interest expense                       1,515,434      1,239,178      1,127,008       22.3%         34.5%
                                                            ------------   ------------   ------------
NON-INTEREST EXPENSES
    Employee compensation and benefits                           757,889        633,642        565,370       19.6%         34.1%
    Floor brokerage, exchange and clearance fees                  44,680         39,749         52,435       12.4%        (14.8%)
    Communications and technology                                 92,740        104,673         94,029      (11.4%)        (1.4%)
    Occupancy                                                     34,943         44,206         35,612      (21.0%)        (1.9%)
    Advertising and market development                            25,210         23,524         22,633        7.2%         11.4%
    Professional fees                                             28,453         33,824         37,454      (15.9%)       (24.0%)
    Other expenses                                               106,320         86,033         46,695       23.6%        127.7%
                                                            ------------   ------------   ------------
       Total non-interest expenses                             1,090,235        965,651        854,228       12.9%         27.6%
                                                            ------------   ------------   ------------

    Income before provision for income taxes                     425,199        273,527        272,780       55.5%         55.9%
    Provision for income taxes                                   150,946         93,001         82,231       62.3%         83.6%
                                                            ------------   ------------   ------------
    Net income                                              $    274,253   $    180,526   $    190,549       51.9%         43.9%
                                                            ============   ============   ============

    Net income applicable to common shares                  $    266,261   $    170,748   $    182,359       55.9%         46.0%
                                                            ============   ============   ============
    Adjusted net income used for diluted earnings
       per share (1)                                        $    293,756   $    190,739   $    195,268       54.0%         50.4%
                                                            ============   ============   ============

    Basic earnings per share                                $       2.21   $       1.39   $       1.48       59.0%         49.3%
                                                            ============   ============   ============
    Diluted earnings per share                              $       2.00   $       1.29   $       1.36       55.0%         47.1%
                                                            ============   ============   ============

    Weighted average common shares outstanding:
            Basic                                            129,773,603    134,793,949    130,133,459
                                                            ============   ============   ============
            Diluted                                          147,029,224    148,115,050    143,798,762
                                                            ============   ============   ============

    Cash dividends declared per common share                $       0.17   $       0.15   $       0.17
                                                            ============   ============   ============



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.

                                                THE BEAR STEARNS COMPANIES INC.
                                                -------------------------------
                                                SELECTED FINANCIAL INFORMATION
                                                ------------------------------
                                                         (UNAUDITED)
                                                         -----------



                                                                                                Three Months Ended
                                                                                  --------------------------------------------
                                                                                   February 28,    November 30,     August 31,
                                                                                      2003            2002            2002
                                                                                  ------------    ----------------------------
                                                                            (In thousands, except per share amounts and Other Data)
Income Statement
----------------
Revenues, net of interest expense                                                 $  1,515,434    $  1,127,008    $  1,154,384
Net income                                                                        $    274,253    $    190,549    $    164,418
Net income applicable to common shares                                            $    266,261    $    182,359    $    156,094
Adjusted net income used for diluted earnings per share (1)                       $    293,756    $    195,268    $    178,994
Earnings per common share:
     Basic                                                                        $       2.21    $       1.48    $       1.32
     Diluted                                                                      $       2.00    $       1.36    $       1.23

Financial Ratios
----------------
Return on average common equity (annualized)                                              19.9%           14.5%           13.3%
Adjusted pre-tax profit margin (2)                                                        31.2%           26.2%           24.0%
Pre-tax profit margin (3)                                                                 28.1%           24.2%           21.2%
After-tax profit margin (4)                                                               18.1%           16.9%           14.2%
Compensation & benefits / Revenues, net of interest expense                               50.0%           50.2%           51.6%

Balance Sheet
-------------
Stockholders' equity, at period end                                               $  6,529,628    $  6,382,083    $  5,954,431
Total stockholders' equity and trust issued preferred securities, at period end   $  7,092,128    $  6,944,583    $  6,516,931
Total capital, at period end                                                      $ 31,987,917    $ 30,625,982    $ 29,567,725
Book value per common share, at period end                                        $      41.64    $      39.94    $      38.10

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debt balances, at period end                                               $     37,300    $     36,700    $     32,500
Margin debt balances, average for period                                          $     35,900    $     31,700    $     33,700
Customer short balances, at period end                                            $     55,900    $     58,800    $     52,600
Customer short balances, average for period                                       $     56,300    $     53,500    $     52,100
Stock borrowed, at period end                                                     $     41,600    $     46,200    $     40,600
Stock borrowed, average for period                                                $     45,000    $     43,400    $     41,900
Free credit balances, at period end                                               $     16,700    $     17,100    $     18,300
Free credit balances, average for period                                          $     18,400    $     19,800    $     19,400
Assets under management, at period end                                            $     23,300    $     24,000    $     23,200
Employees, at period end                                                                10,506          10,574          10,493
Common shares outstanding, at period end (5)                                       146,659,224     145,591,496     146,478,611
Weighted average common shares outstanding:
     Basic                                                                         129,773,603     130,133,459     132,436,184
     Diluted                                                                       147,029,224     143,798,762     145,895,494


                                                                                  ----------------------------
                                                                                     May 31,      February 28,
                                                                                      2002            2002
                                                                                  ----------------------------


Income Statement
----------------
Revenues, net of interest expense                                                 $  1,607,666    $  1,239,178
Net income                                                                        $    342,852    $    180,526
Net income applicable to common shares                                            $    333,538    $    170,748
Adjusted net income used for diluted earnings per share (1)                       $    381,533    $    190,739
Earnings per common share:
     Basic                                                                        $       2.80    $       1.39
     Diluted                                                                      $       2.59    $       1.29

Financial Ratios
----------------
Return on average common equity (annualized)                                              29.5%           15.2%
Adjusted pre-tax profit margin (2)                                                        36.3%           24.9%
Pre-tax profit margin (3)                                                                 32.3%           22.1%
After-tax profit margin (4)                                                               21.3%           14.6%
Compensation & benefits / Revenues, net of interest expense                               44.4%           51.1%

Balance Sheet
-------------
Stockholders' equity, at period end                                               $  5,963,258    $  5,760,905
Total stockholders' equity and trust issued preferred securities, at period end   $  6,525,758    $  6,323,405
Total capital, at period end                                                      $ 31,038,949    $ 31,063,625
Book value per common share, at period end                                        $      37.16    $      34.95

Other Data (in millions, except share and employee data)
--------------------------------------------------------
Margin debt balances, at period end                                               $     36,700    $     34,600
Margin debt balances, average for period                                          $     35,900    $     35,100
Customer short balances, at period end                                            $     55,800    $     54,500
Customer short balances, average for period                                       $     56,900    $     55,900
Stock borrowed, at period end                                                     $     43,300    $     39,800
Stock borrowed, average for period                                                $     45,400    $     45,600
Free credit balances, at period end                                               $     16,600    $     17,900
Free credit balances, average for period                                          $     18,500    $     19,600
Assets under management, at period end                                            $     24,800    $     25,800
Employees, at period end                                                                10,426          10,341
Common shares outstanding, at period end (5)                                       146,873,990     147,040,102
Weighted average common shares outstanding:
     Basic                                                                         133,772,110     134,793,949
     Diluted                                                                       147,592,256     148,115,050



(1) Represents net income reduced for preferred stock dividends and increased for costs related to the CAP Plan and the redemption of preferred stock. For earnings per share, the costs related to the CAP Plan (net of tax) are added back as the shares related to the CAP Plan are included in weighted average common shares outstanding.
(2) Represents the ratio of income before both CAP Plan costs and provision for income taxes to revenues, net of interest expense.
(3) Represents the ratio of income before provision for income taxes to revenues, net of interest expense.
(4) Represents the ratio of net income to revenues, net of interest expense.
(5) Represents shares used to calculate book value per common share. Common shares outstanding include units issued under certain stock compensation plans which will be distributed as shares of common stock.